Exhibit 10.11

THIRD AMENDMENT TO
LETTER OF CREDIT AGREEMENT

dated as of March 8, 2013 among
NUSTAR LOGISTICS, L.P., NUSTAR ENERGY L.P., The Lenders Party Hereto and
MIZUHO CORPORATE BANK, LTD., as Issuing Bank and Administrative Agent

THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT

THIS THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Third Amendment”) dated as of March 8, 2013, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); MIZUHO CORPORATE BANK, LTD., as administrative agent (in such capacity, the “Administrative Agent”) and as Issuing Bank; and the undersigned Lender (collectively, the “Lenders”).

R E C I T A L S

A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Letter of Credit Agreement dated as of June 5, 2012 (as amended, the “Reimbursement Agreement”), pursuant to which the Issuing Bank and the Lenders have made certain extensions of credit available to the Borrower.

B.    The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of June 5, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C.    The Borrower has requested and the Administrative Agent, the Issuing Bank, and the Lenders have agreed to amend certain provisions of the Reimbursement Agreement.

D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Reimbursement Agreement. Unless otherwise indicated, all references to Sections and Articles in this Third Amendment refer to Sections and Articles of the Reimbursement Agreement.

Section 2. Amendment to Reimbursement Agreement.

2.1 Amendment to Section 1.01. The definition of “Investment” contained in Section 1.01 is hereby amended by deleting the second sentence of such definition and replacing such sentence with the following:

“In addition, any Letter of Credit issued hereunder, or any letter of credit issued under the Revolving Credit Agreement, on behalf of or for the benefit of any Joint Venture Interest or any Unrestricted Subsidiary shall constitute an “Investment” in such Joint Venture Interest or such Unrestricted Subsidiary for the purposes hereof.”

Section 3. Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Reimbursement Agreement) (the “Effective Date”):

3.1 The Administrative Agent, the Issuing Bank, and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Third Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the Borrower, the MLP, the Subsidiary Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Reimbursement Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Reimbursement Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Reimbursement Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Administrative Agent, the Issuing Bank, and the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Reimbursement Agreement and all of the terms and provisions of the Reimbursement Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE REIMBURSEMENT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:     NuStar GP, Inc., its General Partner

By: /s/ Steven A. Blank
Name: Steven A. Blank
Title: Executive Vice President, Chief Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:     Riverwalk Logistics, L.P., its General Partner

By:     NuStar GP, LLC, its General Partner

By:     /s/ Steven A. Blank     Name: Steven A. Blank
Title: Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:     /s/ Steven A. Blank     Name: Steven A. Blank
Title: Executive Vice President, Chief
Financial Officer and Treasurer

SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD. as Issuing         Bank, as Administrative Agent and as a Lender

By:     /s/ Leon Mo     Name: Leon Mo, Authorized Signatory
Title: Executive Vice President, Chief
Financial Officer and Treasurer

SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT